FOR IMMEDIATE RELEASE
                                                     FRIDAY, NOVEMBER 27, 1998


                         EXXON AND MOBIL JOINT STATEMENT

     IRVING, TX and FAIRFAX, VA, November 27 -- Exxon and Mobil confirm that they are in discussions concerning a possible combination transaction. No definitive agreement has been reached. We cannot give any assurance that an agreement will be reached. Beyond this statement, we have no further comment.

                                      # # #

For further information, contact:

Exxon Media Relations                                Mobil Media Relations
Phone: 972-444-1107                                  Phone: 703-846-2500